Exhibit 32.1

                        CERTIFICATION PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the quarterly filing of Golden Chief Resources, Inc., a Kansas corporation (the "Company"), on Form 10-QSB for the period ended December 31, 2006, as filed with the Securities and Exchange Commission (the "Report"), I, M. H. McIlvain, Chief Financial Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350), that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 23, 2007

By:/s/ M. H. McIlvain
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M. H. McIlvain
Executive Vice President and Chief Financial Officer